UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2008

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

3562 Eastham Drive Culver City, California	90232 (Zip Code)
(Address of principal executive offices)

310-280-7373
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

AMENDMENT OF 2006 STOCK AWARD PLAN

On June 25, 2008, at the 2008 Annual Meeting of Stockholders of BIDZ.com, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2006 Stock Award Plan (the “2006 Plan”) to increase the number of shares of common stock available for issuance under the Plan by 500,000 shares (the “Plan Amendment”). The amended terms of the 2006 Plan are set forth in the proxy statement dated June 5, 2008, for the Company’s 2008 Annual Meeting of Stockholders, and the description of the 2006 Plan in the section of the proxy statement titled “Approval of Amendment to the Company’s 2006 Stock Award Plan” is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	2006 Stock Award Plan (incorporated by reference to Exhibit 10.3 of Registrant’s Form S-1 (File No. 333-132545))

10.2	Amendment No. 1 To Stock Award Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer